SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                         --------------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   March 30, 2001
                                                  (March 29, 2001)

                          THE WARNACO GROUP, INC.
-----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


         Delaware                    1-10857               95-4032739
-----------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission             (IRS Employer
     of Incorporation)             File Number)         Identification No.)


90 Park Avenue, New York, New York                            10016
-----------------------------------------------------------------------------
Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code        (212) 661-1300


                                    N/A
-----------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.   OTHER EVENTS.

      On March 29, 2001, The Warnaco Group, Inc. (the "Company") issued a press release announcing that its fourth quarter and fiscal year 2000 results would be lower than anticipated. The Company also announced that it had received a waiver of certain financial covenants from its lenders through mid-April and is in discussions to secure permanent amendments to the covenants which are necessary to avoid possible default after expiration of the waiver.

      The press release and the Letter Waiver are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K, and are incorporated by reference in this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

      (c)   Exhibits.

      99.1  Press Release, dated March 29, 2001.

      99.2 Letter Waiver, dated March 29, 2001, by and among The Warnaco Group, Inc. and certain of its subsidiaries, The Bank Of Nova Scotia, Citicorp USA, Inc., Morgan Guaranty Trust Company Of New York, Societe Generale, Commerzbank Ag, New York & Grand Cayman Branches, Scotiabank Europe PLC, Suntrust Bank, Hua Nan Commercial Bank, Ltd., Los Angeles Branch, The Bank of New York, General Electric Capital Corporation, Bank Of America, N.A., Fleet National Bank, Merita Bank PLC, The Dai-Ichi Kangyo Bank, Limited, First Union National Bank, Scotia Capital (USA) Inc., Bank Leumi USA and The Bank Of Nova Scotia, Hong Kong Branch.



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE WARNACO GROUP, INC.


Dated:  March 30, 2001              By:  /s/  Stanley P. Silverstein
                                       -----------------------------------
                                    Name:  Stanley P. Silverstein
                                    Title: Vice President, General Counsel
                                           and Secretary




                               EXHIBIT INDEX


Exhibit No. Description
----------- -----------
99.1        Press Release, dated March 29, 2001.

99.2 Letter Waiver, dated March 29, 2001, by and among The Warnaco Group, Inc. and certain of its subsidiaries, The Bank Of Nova Scotia, Citicorp USA, Inc., Morgan Guaranty Trust Company Of New York, Societe Generale, Commerzbank Ag, New York & Grand Cayman Branches, Scotiabank Europe PLC, Suntrust Bank, Hua Nan Commercial Bank, Ltd., Los Angeles Branch, The Bank of New York, General Electric Capital Corporation, Bank Of America, N.A., Fleet National Bank, Merita Bank PLC, The Dai-Ichi Kangyo Bank, Limited, First Union National Bank, Scotia Capital (USA) Inc., Bank Leumi USA and The Bank Of Nova Scotia, Hong Kong Branch.